                                                                   Exhibit 23.01

Friedman Alpren & Green LLP


                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 of our report dated March 24, 1999 which appears in the annual report on Form 10-K of HMG Worldwide Corporation and Subsidiaries for the year ended December 31, 1998 and to the reference to our firm under the caption "Experts" in the Prospectus.

                                             Friedman Alpren & Green LLP


New York, New York
February 24, 2000